Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

If you are in any doubt as to the action to be taken you should immediately consult your broker,

bank manager, lawyer, accountant, investment advisor or other professional.

HIGHWOODS REALTY LIMITED PARTNERSHIP

LETTER OF TRANSMITTAL

Offer to Exchange

Any and All Outstanding 5.85% Notes Due 2017

for

Registered 5.85% Notes Due 2017

Pursuant to the Prospectus dated                     , 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2007,

UNLESS EXTENDED BY THE COMPANY (SUCH DATE AND TIME, AS EXTENDED, THE “EXPIRATION DATE”).

EXCEPT AS PROVIDED IN THE PROSPECTUS, TENDERED OUTSTANDING NOTES MAY BE

WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed,

signed and submitted timely to U.S. Bank National Association (the “Exchange Agent”) as follows:

U.S. Bank National Association

Specialized Finance

60 Livingston Avenue

St. Paul, MN 55104

Mailcode: EP-MN-WS2N

By Facsimile Transmission (for eligible institutions only): (651) 495-8158 Attn: Specialized Finance	Confirm by Telephone: (800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 934-6802.

The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of that jurisdiction.

Preliminary Instructions

The undersigned hereby acknowledges receipt of the prospectus dated                     , 2007 (the “Prospectus”) of Highwoods Realty Limited Partnership, a North Carolina limited partnership (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange its outstanding 5.85% Notes due 2017 (the “Outstanding Notes”) for new 5.85% Notes due 2017 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the Outstanding Notes, except that (i) the Exchange Notes will bear a different CUSIP Number from the Outstanding Notes, (ii) the issuance of the Exchange Notes has been registered under the Securities Act, and therefore, the Exchange Notes will not bear legends restricting the transfer thereof and (iii) holders of the Exchange Notes will not be entitled to certain rights under a registration rights agreement among the Company, Highwoods Properties, Inc. and the initial purchasers of the Outstanding Notes, including the right to receive additional interest on the Outstanding Notes if the Company fails to satisfy certain obligations under the registration rights agreement.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer – Procedures for Tendering Outstanding Notes” section of the Prospectus and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effectuated by a participant in DTC tendering notes through DTC’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against DTC participants.

The Outstanding Notes may be withdrawn at any time prior to the Expiration Date, unless otherwise provided in the Prospectus. See the section of the Prospectus entitled “The Exchange Offer—Terms of the Exchange Offer; Period for Tendering Outstanding Notes”, “—Procedures for Tendering Outstanding Notes” and “—Withdrawal Rights” for a more complete description of the tender and withdrawal provisions.

If a holder of Outstanding Notes desires to tender Outstanding Notes and such Outstanding Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 p.m., New York City time, on the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2007. The Exchange Offer may be extended, delayed, terminated or amended as provided in the Prospectus. During any extension of the Expiration Date, all Outstanding Notes previously tendered and not withdrawn will remain subject to the Exchange Offer and may be accepted for exchange by the Company. The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Outstanding Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See “The Exchange Offer – Conditions to the Exchange Offer” in the Prospectus.

The method of delivery of the Outstanding Notes, the Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder. The Company recommends holders use an overnight or courier service or, if such delivery is by mail, that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Outstanding Notes should be sent to the Company.

Holders of Outstanding Notes should complete the appropriate boxes below and sign this Letter of Transmittal to indicate the action the holders desire to take with respect to the Exchange Offer.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Outstanding Notes with the full power of substitution to (i) deliver certificates for the Outstanding Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present the Outstanding Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Notes all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents and warrants to the Company that (i) the information set forth below is correct, (ii) neither the undersigned nor any beneficial owner is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act (iii) any Exchange Notes to be received by the undersigned and any beneficial owner in exchange for the Outstanding Notes will be acquired in the ordinary course of business of the undersigned and such beneficial owner, and (iv) neither the undersigned nor any beneficial owner, nor, to the undersigned’s knowledge, anyone receiving Exchange Notes from the undersigned, has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act.

The undersigned agrees that acceptance of any Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefore will constitute performance in full by the Company of its obligations under the registration rights agreement and that the Company will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and each beneficial owner also acknowledge as follows: The Exchange Offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties unrelated to the Company and the Exchange Offer and, based on such interpretations, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than an affiliate of the Company within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and (except for broker-dealers that have acquired the Outstanding Notes as a result of market making or other trading activities) prospectus delivery provisions of the Securities Act; provided, that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. The undersigned and each beneficial owner acknowledge that the Company has not sought or received its own “no-action” letter with respect to the Exchange Offer and the related transactions and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer that is similar to its determinations in the above-mentioned “no-action” letters.

The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

The undersigned further acknowledges and agrees (i) that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters and (ii) that a secondary resale transaction described in the preceding clause (i) should be covered by an effective registration statement containing the selling security-holder information required by Item 507 of Regulation S-K of the Securities Act.

In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, as defined in the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it may be deemed to be an “underwriter” within the meaning of the Securities Act and will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Further, if the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Outstanding Notes to be exchanged for the Exchange Notes from the Company.

The undersigned will, upon request, execute and deliver any additional documents and give any further assurances deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the Outstanding Notes tendered hereby. Except as provided in the Prospectus, all authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal Rights.”

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

The undersigned understands that tenders of the Outstanding Notes pursuant to the procedures and instructions described in the Prospectus under “The Exchange Offer – Procedures for Tendering Outstanding Notes” and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under “The Exchange Offer – Conditions to the Exchange Offer,” the Company will not be required to accept Outstanding Notes for exchange and (ii) the undersigned may withdraw its tender of Outstanding Notes only as set forth in the Prospectus under “The Exchange Offer – Withdrawal Rights.” Outstanding Notes not accepted for exchange or that have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date.

The acknowledgments, representations, warranties and agreements of a holder tendering Outstanding Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Date and the settlement date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Outstanding Notes means any holder that exercises investment discretion with respect to those Outstanding Notes.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue certificates for the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, credit the account indicated below maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, please send the certificates for the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown below in the box entitled “Description of Outstanding Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX BELOW.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

(1) Names(s) and Address(es) of Certificate Holder(s) (Please fill in Certificate Number(s)*)	(2) Aggregate Principal Amount of Outstanding Notes	(3) Principal Amount Tendered**

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2. See Instruction 2 below. Outstanding Notes tendered hereby must be in denominations of $1,000. See Instruction 1 below.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

By crediting the Outstanding Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes and/or Outstanding Notes not exchanged are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or if Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. The person named below should also complete Substitute Form W-9.

Issue: Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)
Tax ID or Social Security No(s):

Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes and/or Outstanding Notes not exchanged are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter of Transmittal above.

Mail: Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for Outstanding Notes or a Book-Entry Confirmation and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY.

IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF

OUTSTANDING NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as provided in the Prospectus, all authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

(Signature(s) of Owner)

Date:
Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Tax Identification or Social Security Numbers:

Signature Guarantee

(If Required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of This Letter of Transmittal and Notes.

This Letter of Transmittal is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Outstanding Notes” and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effectuated by a participant in DTC tendering notes through DTC’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the tendering participant, which acknowledges that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Outstanding Notes tendered hereby must be in multiples of $1,000.

The method of delivery of the Outstanding Notes, the Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. The Company recommends holders use an overnight or courier service or, if such delivery is by mail, that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer.” No Letters of Transmittal or Outstanding Notes should be sent to the Company.

2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes—Principal Amount Tendered.” A reissued certificate representing the balance of non-tendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Outstanding Notes without any change whatsoever. If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required if the boxes above entitled “Special Issuance Instructions” and “Special Delivery Instructions” do not apply. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN “ELIGIBLE INSTITUTION,” WHICH IS A MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES, OR AN “ELIGIBLE GUARANTOR INSTITUTION” WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT, IN EACH CASE THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM.

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance Instructions and Special Delivery Instructions.

Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Taxpayer Identification Number and Backup Withholding.

Federal income tax law generally requires that a tendering holder whose Outstanding Notes are accepted for exchange provide the Exchange Agent (as payer) with such holder’s correct taxpayer identification number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s Social Security Number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6. Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the exchange of the Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. The Exchange Agent will retain possession of Exchange Notes with a face amount at least equal to the amount of the transfer taxes due until it receives payment of the taxes. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. Waiver of Conditions.

The Company reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions enumerated in the Prospectus prior to the Expiration Date.

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Validity of Tenders; Defects.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to any Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties.

Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.

11. Acceptance of Outstanding Notes and Issuance of Notes; Return of Notes

Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefore as promptly as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated above, except as may otherwise be specified.

12. Withdrawal Rights.

Except as otherwise provided in the Prospectus, tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date pursuant to the procedures set forth in the Prospectus under “The Exchange Offer – Withdrawal Rights.”

13. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below. A holder of Outstanding Notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN (Social Security Number or Employer Identification Number) ___________

Part 2—For Payees Exempt From Backup Withholding

                                    (See Instruction 5)

_____________________________________________

Part 3—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and*

(3) I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

*	You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that I must provide a taxpayer identification number to the payer within 60 days

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS TO GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

1. Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY NUMBER of:	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION NUMBER of:
1. An individual	The individual	6. A valid trust, estate or pension trust	Legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account (1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable, education, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)	9. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or single-owner LLC	The owner (3)	10. A broker or registered nominee	The broker or nominee

		11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the person, representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

2. Purpose of Form

A person who is required to file an information return with the Internal Revenue Service (“IRS”) must get your correct taxpayer identification number to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct taxpayer identification number to the person requesting your taxpayer identification number and, when applicable, (1) to certify the taxpayer identification number you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The taxpayer identification number must match the name given on the Substitute Form W-9.

3. Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or on-line at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number (“ITIN”) to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the substitute Form W-9 and return it to the payer. You must provide a payer with a taxpayer identification number within 60 days.

4. Certification

For interest, dividends and broker transactions, you must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct taxpayer identification number to a payer, you must cross out item 2 in Part 3 before signing the form.

5. Payees and Payments Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	An exempt charitable reminder trust, or a non-exempt trust described in section 4947 of the Code.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. ALSO SIGN AND DATE THE FORM.

6. Privacy Act Notice

Section 6109 of the Code requires recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The payer must be given the numbers whether or not recipients are required to file the tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. The penalties described below may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Only manually signed copies of this Letter of Transmittal (or manually signed facsimile copies hereof) will be accepted. This Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer, commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Specialized Finance

60 Livingston Avenue

St. Paul, MN 55104

Mailcode: EP-MN-WS2N

By Facsimile Transmission: (651) 495-8158 Attn: Specialized Finance	Confirm by Telephone: (800) 934-6802

Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the telephone number and address listed above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.